SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of September 1, 2006, providing for the issuance of
Citigroup Mortgage Loan Trust Inc.
ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-AMC1)

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-131136	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition or Disposition of Assets

Item 2.01  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On September 28, 2006, a single series of certificates, entitled Citigroup Mortgage Loan Trust 2006-AMC1, Asset-Backed Pass-Through Certificates, Series 2006-AMC1 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among the Citigroup Mortgage Loan Trust Inc. (the “Depositor”), Ameriquest Mortgage Company (the “Servicer”), Citibank, N.A. (the “Trust Administrator”) and U.S. Bank National Association, as trustee (including its successors in interest and any successor trustees under the Pooling Agreement, the “Trustee”). The Certificates consist of nineteen classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates,” the “Class A-2A Certificates,” the “Class A-2B Certificates,” the “Class A-2C Certificates,” the “Class M-1 Certificates,” the “Class M-2 Certificates,” the “Class M-3 Certificates,” the “Class M-4 Certificates,” the “Class M-5 Certificates,” the “Class M-6 Certificates,” the “Class M-7 Certificates,” the “Class M-8 Certificates,” the “Class M-9 Certificates,” the “Class M-10 Certificates,” the “Class M-11 Certificates” the “Class CE Certificates,” the “Class P Certificates,” the “Class R Certificates” and the “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, fixed-rate and adjustable-rate first lien and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $1,248,850,384.29 as of September 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Assignment and Recognition Agreement, dated September 28, 2006 (the “Assignment and Recognition Agreement”), among Citigroup Global Markets Realty Corp. (the “Seller”), Citigroup Mortgage Loan Trust Inc. (the “Depositor”) and Ameriquest Mortgage Company. The Certificates (other than the Class CE and the Class P Certificates) were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, attached here as Exhibit 1.1, dated September 15, 2006, between the Depositor and the Representative and to Citigroup Global Markets Inc. (in such capacity, the “Initial Purchaser”) pursuant to a Certificate Purchase Agreement, dated September 28, 2006, between the Depositor and the Initial Purchaser.

The Class CE Certificates and the Class P Certificates were delivered by the Depositor to the Seller as partial consideration for the mortgage loans constituting the pool assets and such transaction is exempt from registration under the Securities Act of 1933, as amended pursuant to Section 4(2) of that Act.

The Certificates have the following Initial Certificate Principal Balances, Pass-Through Rates and Ratings:

Class	Initial Certificate Principal Balance (1)	Pass-Through Rate (2)	Ratings
			Moody’s	S&P	DBRS
A-1	$ 625,297,000	Variable	Aaa	AAA	AAA
A-2A	$ 217,942,000	Variable	Aaa	AAA	AAA
A-2B	$ 177,498,000	Variable	Aaa	AAA	AAA
A-2C	$ 7,320,000	Variable	Aaa	AAA	AAA
M-1	$ 45,518,000	Variable	Aa1	AA+	AA (high)
M-2	$ 53,971,000	Variable	Aa2	AA	AA
M-3	$ 22,109,000	Variable	Aa3	AA-	AA (low)
A-2A	$ 217,942,000	Variable	A1	A+	A (high)
M-4	$ 18,207,000	Variable	A2	A	A
M-5	$ 23,409,000	Variable	A3	A-	A (low)
M-6	$ 14,956,000	Variable	Baa1	BBB+	BBB (high)
M-7	$ 17,557,000	Variable	Baa2	BBB	BBB
M-8	$ 9,754,000	Variable	Baa3	BBB-	BBB (low)
M-9	$ 16,907,000	Variable	Aaa	AAA	AAA
M-10	$ 10,405,000	Variable	Ba1	BB+	BB (high)
M-11	$ 13,005,000	Variable	Ba2	BB	BB
CE	$ 26,660,902	N/A	NR	NR	NR
P	$ 100	N/A	NR	NR	NR
R	100% Interest	N/A	NR	NR	NR
R-X	100% Interest	N/A	NR	NR	NR
(1) Approximate.
(2) Calculated as described in the Prospectus Supplement.
(3) Calculated as set forth in the Pooling and Servicing Agreement.

The Certificates (other than the Class A-1 Certificates, Class M-10 Certificates, Class M-11 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated June 29, 2006, and the Prospectus Supplement, dated September 15, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01                Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of September 15, 2006 by and between the Depositor and the Representative, relating to the Series 2006-AMC1 Certificates.
4.1
Pooling and Servicing Agreement, dated as of September 1, 2006, by and among the Citigroup Mortgage Loan Trust Inc., Ameriquest Mortgage Company as servicer, Citibank, N.A. as Trust Administrator and U.S. Bank National Association, as trustee, relating to the Series 2006-AMC1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 16, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

By: /s/ Matthew Bollo
Name:  Matthew Bollo
Title:  Vice President

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of September 15, 2006 by and between the Depositor and the Representative, relating to the Series 2006-AMC1 Certificates.
4.1
Pooling and Servicing Agreement, dated as of September 1, 2006, by and among the Citigroup Mortgage Loan Trust Inc., Ameriquest Mortgage Company as servicer, Citibank, N.A. as Trust Administrator and U.S. Bank National Association, as trustee, relating to the Series 2006-AMC1 Certificates.